October 2, 2002

                                MPAM FUNDS TRUST
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 22, 2002

      THE   FOLLOWING   INFORMATION  SUPPLEMENTS  AND  SUPERSEDES  ANY  CONTRARY
INFORMATION CONTAINED IN THE SECTION OF THE TRUST' S PROSPECTUS ENTITLED "MANAGEMENT":

      MPAM  International  Fund's primary portfolio managers are Sandor Cseh and
D. Kirk Henry. Mr. Cseh has held his position with the fund since the fund's inception and Mr. Henry has held his position with the fund since September 2002.

      It is currently contemplated that on or about January 1, 2003, Mr. Cseh will retire from Dreyfus and The Boston Company Asset Management LLC, and, at that time, Mr. Henry will become the fund's sole primary portfolio manager.

      MPAM Bond Fund' s primary portfolio manager is John Poole. Mr. Poole has held this position since August 2002. Mr. Poole has been employed by Dreyfus since October 1994 and by Boston Safe Deposit and Trust Company since 1987.

                         ______________________________

THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST'S PROSPECTUS:

      MPAM shares are generally offered only to Private Wealth Management clients of Mellon Financial Corporation that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their affiliates.

                                                                      MPAMs1002